2003 STOCK INCENTIVE PLAN
                            OF RF MICRO DEVICES, INC.

                        RESTRICTED STOCK AWARD AGREEMENT
                    (SERVICE-BASED AWARD FOR SENIOR OFFICERS)


         THIS AGREEMENT (together with Schedule A, attached hereto, the "Agreement"), made effective as of the "Grant Date" as defined in Section 2, below between RF MICRO DEVICES, INC., a North Carolina corporation (the "Corporation"), and XXXXXX, an employee of, or individual in service to, the Corporation or a related corporation (the "Participant");

                                R E C I T A L S :

         In furtherance of the purposes of the 2003 Stock Incentive Plan of RF Micro Devices, Inc., as it may be hereafter amended (the "Plan"), the Corporation and the Participant hereby agree as follows:

     1. INCORPORATION OF PLAN. The rights and duties of the Corporation and the Participant under this Agreement shall in all respects be subject to and governed by the provisions of the Plan, the terms of which are incorporated herein by reference. In the event of any conflict between the provisions in the Agreement and those of the Plan, the provisions of the Plan shall govern. Unless otherwise defined herein, capitalized terms in this Agreement shall have the same definitions as set forth with the Plan.

     2. TERMS OF AWARD. The following terms used in this Agreement shall have the meanings set forth in this Section 2:

     (a)  The "Participant" is XXXXXX.

     (b)  The "Grant Date" is XXXXX.

     (c) The "Restriction Period" is the period beginning on the Grant Date and ending on such date or dates and occurrence of such conditions as described in Schedule A, which is attached hereto and expressly made a part of this Agreement.

     (d)  The number of shares of  Restricted  Stock  subject to the  restricted
          award  granted  under  this  Agreement   shall  be  XXXX  shares  (the
          "Shares").

     3. GRANT OF RESTRICTED AWARD. Subject to the terms of this Agreement and the Plan, the Corporation hereby grants the Participant an award (the "Award") for that number of Shares of Restricted Stock as is set forth in Section 2. THE PARTICIPANT EXPRESSLY ACKNOWLEDGES THAT THE TERMS OF SCHEDULE A SHALL BE INCORPORATED HEREIN BY REFERENCE AND SHALL CONSTITUTE PART OF THIS AGREEMENT. THE CORPORATION AND THE PARTICIPANT FURTHER ACKNOWLEDGE THAT THE CORPORATION'S SIGNATURE ON THE SIGNATURE PAGE HEREOF, AND THE PARTICIPANT'S SIGNATURE ON THE GRANT LETTER CONTAINED IN SCHEDULE A, SHALL CONSTITUTE THEIR ACCEPTANCE OF ALL OF THE TERMS OF THIS AGREEMENT.

     4. DIVIDENDS AND VOTING RIGHTS. The Participant shall have no dividend rights or voting rights or other rights as a shareholder with respect to the Shares unless and until the Award has been earned and vested.


     5. VESTING AND EARNING OF AWARD.

     (a) Subject to the terms of the Plan and the Agreement, the Award shall be deemed vested and earned, and the Shares subject to the Award shall be distributable as provided in Section 7 herein, upon such date or dates, and subject to such conditions, as are described on Schedule A. Without limiting the effect of the foregoing, the Shares subject to the Award may vest in installments over a period of time, if so provided in Schedule A. THE PARTICIPANT EXPRESSLY ACKNOWLEDGES THAT
          THE AWARD SHALL VEST ONLY UPON SUCH TERMS AND CONDITIONS AS ARE PROVIDED IN SCHEDULE A OF THIS AGREEMENT AND OTHERWISE IN ACCORDANCE WITH THE TERMS OF THE PLAN.

     (b) The Administrator has sole authority to determine whether and to what degree the Award has vested and been earned and is payable and to interpret the terms and conditions of this Agreement and the Plan.

     6. FORFEITURE OF AWARD. Except as may be otherwise provided in the Plan or the Agreement, in the event that the employment or service of the Participant is terminated for any reason and the Participant has not yet earned all or part of the Award pursuant to Section 5 and Schedule A herein, then the Award, to the extent not earned as of the Participant's termination date, shall be forfeited immediately upon such termination, and the Participant shall have no further rights with respect to the Award or the Shares underlying that portion of the Award that has not yet been earned and vested. The Participant expressly acknowledges and agrees that the termination of his employment or service shall (except as may otherwise be provided in the Agreement) result in forfeiture of the Award and the Shares to the extent the Award has not been earned and vested as of the date of his termination of service or employment.

     7. SETTLEMENT OF AWARD. The Administrator shall determine whether the Award, if earned in accordance with Section 5 herein, shall be payable in cash or whole shares of Common Stock, or partly in cash and partly in whole shares of Common Stock. In the event that the Award is payable in shares of Common Stock, a certificate or certificates for the Shares (or portion thereof) which have been earned shall be issued in the name of the Participant (or his beneficiary) as soon as practicable after the Administrator determines that all or a portion of the Shares subject to the Award have been earned.

     8. NO RIGHT OF CONTINUED EMPLOYMENT OR SERVICE. Nothing contained in this Agreement or the Plan shall confer upon the Participant any right to continue in the employment or service of the Corporation or a related corporation or to interfere in any way with the right of the Corporation or a related corporation to terminate the Participant's employment or service at any time. Except as otherwise expressly provided in the Plan and this Agreement (including but not limited to Schedule A), all rights of the Participant under the Plan with respect to the unvested portion of his Award shall terminate upon the termination of employment or service of the Participant with the Corporation or a related corporation.

     9. NONTRANSFERABILITY OF AWARD AND SHARES. The Award shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession. The designation of a beneficiary does not constitute a transfer. The Participant shall not sell, transfer, assign, pledge or otherwise encumber the Shares subject to the Award until all conditions to vesting have been met.

     10. WITHHOLDING. The Participant acknowledges that the Corporation shall require the Participant to pay the Corporation the amount of any federal, state, local, foreign or other tax or other amount required by any governmental authority to be withheld and paid over by the Corporation to such authority for the account of the Participant, and the Participant agrees, as a condition to the grant of the Award, to satisfy such obligations.

     11. ADMINISTRATION. The authority to construe and interpret this Agreement and the Plan, and to administer all aspects of the Plan, shall be vested in the Administrator (as such term is defined in the Plan), and the Administrator shall have all powers with respect to this Agreement as are provided in the Plan. Any interpretation of the Agreement by the Administrator and any decision made by it with respect to the Agreement is final and binding.

     12. SUPERSEDING AGREEMENT; BINDING EFFECT. This Agreement supersedes any statements, representations or agreements of the Corporation with respect to the grant of the Award or any related rights, and the Participant hereby waives any rights or claims related to any such statements, representations or agreements. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective executors, administrators, next-of-kin, successors and assigns.

     13. GOVERNING LAW. Except as otherwise provided in the Plan or herein, this Agreement shall be construed and enforced according to the laws of the State of North Carolina, without regard to the conflict of laws provisions of any state.

     14. AMENDMENT AND TERMINATION; WAIVER. Subject to the terms of the Plan, this Agreement may be modified or amended only by the written agreement of the parties hereto. The waiver by the Corporation of a breach of any provision of the Agreement by the Participant shall not operate or be construed as a waiver of any subsequent breach by the Participant.

     15. NO RIGHTS AS SHAREHOLDER. The Participant or his legal representatives, legatees or distributees shall not be deemed to be the holder of any shares subject to the Award and shall not have any rights of a shareholder unless and until certificates for such shares have been issued and delivered to him or them.

     16. NOTICES. Except as may be otherwise provided by the Plan, any written notices provided for in this Agreement or the Plan shall be in writing and shall be deemed sufficiently given if either hand delivered or if sent by fax or overnight courier, or by postage paid first class mail. Notices sent by mail shall be deemed received three business days after mailed but in no event later than the date of actual receipt. Notice may also be provided by electronic submission, if and to the extent permitted by the Administrator. Notices shall be directed, if to the Participant, at the Participant's address indicated by the Corporation's records, or if to the Corporation, at the Corporation's principal office, attention Treasurer, RF Micro Devices, Inc.

     17. SEVERABILITY. The provisions of this Agreement are severable and if any one or more provisions may be determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

     18. RESTRICTIONS ON AWARD AND SHARES. The Corporation may impose such restrictions on the Award and any Shares issued pursuant to the Award as it may deem advisable, including without limitation restrictions under the federal securities laws, the requirements of any stock exchange or similar organization and any blue sky or state securities laws applicable to such Shares. Notwithstanding any other provision in the Plan or the Agreement to the contrary, the Corporation shall not be obligated to issue, deliver or transfer shares of Common Stock, to make any other distribution of benefits, or to take any other action, unless such delivery, distribution or action is in compliance with all applicable laws, rules and regulations (including but not limited to the requirements of the Securities Act). The Corporation may cause a restrictive legend to be placed on any certificate issued pursuant to the Award in such form as may be prescribed from time to time by applicable laws and regulations or as may be advised by legal counsel.

     19. COUNTERPARTS; FURTHER INSTRUMENTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The parties hereto agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.


     IN WITNESS WHEREOF, this Agreement has been executed on behalf of the Corporation and by the Participant effective as of the Grant Date stated in
Section 2, herein.

                             RF MICRO DEVICES, INC.


                                     By: /s/ Robert A. Bruggeworth
                                     -------------------------------------------
                                           Robert A. Bruggeworth
                                           President and Chief Executive Officer
Attest:

/s/ William Priddy
----------------------------------
William Priddy
Assistant Secretary


      [SIGNATURE PAGE OF PARTICIPANT TO FOLLOW ON SCHEDULE A/GRANT LETTER]

               2003 STOCK INCENTIVE PLAN OF RF MICRO DEVICES, INC.
                        RESTRICTED STOCK AWARD AGREEMENT
                    (SERVICE-BASED AWARD FOR SENIOR OFFICERS)

                             SCHEDULE A/GRANT LETTER

         1. Pursuant to the terms and conditions of the Company's 2003 Stock Incentive Plan (the "Plan"), you (the "Participant") have been granted a Restricted Stock Award for ________ shares (the "Award") of our Common Stock as outlined below.

                         Granted To:
                                            ---------------------------
                         Grant Date:                          , 20
                                            ------------------    -----
           Shares Subject to Award:
                                            ---------------------------

                   Vesting Schedule:        RESTRICTED
                                            _____ on ___/___/20__
                                            _____ on ___/___/20__
                                            _____ on ___/___/20__
                                            _____ on ___/___/20__

         2. In the event of the Participant's termination of employment or service other than for cause (as defined in Section 6(d)(iii)(E) of the Plan), the Award shall continue to vest according to the installment schedule stated in
Section 1 above of this Schedule A as if the Participant had remained an employee of, or service provider to, the Company; PROVIDED, HOWEVER, that the Administrator in its sole discretion may determine that all or any part of the Award shall not continue to vest, such determination to be based on such factors as may be considered by the Administrator in its discretion (including but in no way limited to factors related to the conduct of the Participant). In the event that the Administrator determines that vesting of all or a portion of the Award shall not continue following termination of employment or service, then all or any part of the Award which has not vested or been earned at the time of termination shall (unless the Administrator determines otherwise) be forfeited immediately upon such termination of employment or service, and the Participant shall have no further rights with respect to the unvested portion of the Award or the shares of Common Stock related thereto. The Administrator shall exercise its discretion not to continue vesting of the Award within ten (10) days following the date of termination of the Participant's employment or service.

         By my signature below, I, the Participant, hereby acknowledge receipt of this Grant Letter and the Restricted Stock Award Agreement (the "Agreement") dated __________ ___, 2003, between the Participant and RF Micro Devices, Inc. (the "Company") which is attached to this Grant Letter. I understand that the Grant Letter and other provisions of Schedule A herein are incorporated by reference into the Agreement and constitute a part of the Agreement. BY MY SIGNATURE BELOW, I FURTHER AGREE TO BE BOUND BY THE TERMS OF THE PLAN AND THE AGREEMENT, INCLUDING BUT NOT LIMITED TO THE TERMS OF THIS GRANT LETTER AND THE OTHER PROVISIONS OF SCHEDULE A CONTAINED HEREIN. THE COMPANY RESERVES THE RIGHT TO TREAT THE AWARD AND THE AGREEMENT AS CANCELLED, VOID AND OF NO EFFECT IF THE PARTICIPANT FAILS TO RETURN A SIGNED COPY OF THE GRANT LETTER WITHIN 30 DAYS OF GRANT DATE STATED ABOVE.


Signature:                                        Date:
            -------------------------------------       ------------------------

NOTE: IF THERE ARE ANY DISCREPANCIES IN THE NAME OR ADDRESS SHOWN ABOVE, PLEASE MAKE THE APPROPRIATE CORRECTIONS ON THIS FORM. PLEASE RETAIN A COPY OF THE AGREEMENT, INCLUDING THIS GRANT LETTER, FOR YOUR FILES.